UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                   ----------


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2005

                        Bangla Property Management, Inc.
                 -----------------------------------------------
                 (Exact name of registrant specified in charter)


        Colorado                      333-105903                 84-1595829
--------------------------------------------------------------------------------
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

            3540 Albert Street, Regina, Saskatchewan, Canada, S4S 3P5
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                          CSC Corporate Service Company
                              1275 - 1560 Broadway
                                Denver, CO 80202
                                Tel: 303-860-7052
            ---------------------------------------------------------
           (Name, address and telephone number for Agent for Service)



                                  306-586-6643
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)











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






ITEM 1.01  Entry into a Material Definitive Contract
----------------------------------------------------

Set forth below is certain information concerning the principal terms of the Merger and the business of the Registrant and Wollaston.

Principal Terms of the Merger
-----------------------------

At the Effective Time of the Merger (as defined in the Merger Agreement), Merger Sub will be merged with and into the Registrant. The separate existence of Merger Sub will cease and Wollaston will become a wholly owned subsidiary of the Registrant. The Certificate of Incorporation of the Registrant in effect immediately prior to the Effective Time of the Merger will be amended to change the name of the Registrant to China Properties Developments, Inc. The officers and directors of the Registrant at the Effective Time of the Merger shall resign, and Ping'an Wu will be Chief Executive Officer of the Registrant. Ping'an Wu shall also be elected as the Chairman of its Board of Directors and the new officers shall be Ping'an Wu as the Chief Executive Officer, Shuo (Steven) Lou as the Chief Financial Officer, Yingming Wang as the Chief Operation Officer, and Xingguo Wang and Mengzhou LI as the Independent Director of the Registrant.

The Wollaston stockholders will have exchanged all of the shares of Wollaston for 22,675,000 shares of Registrant's common stock.


Description of the Registrant
-----------------------------

The Registrant is a Colorado corporation incorporated on June 15, 2001. The principal business of the Registrant prior to the Effective Time of the Merger was real estate property management.

An objective of the Registrant became the acquisition of an operating company with experienced management and the potential for profitable growth in exchange for its securities. Prior to the Effective Time, Shawn Erickson, Mark Christian and Eddy Granados were directors of the Registrant.

The shares of common stock of the Registrant are traded on the OTC Bulletin Board under the symbol "BGLA".

Following the Merger, stockholders of Wollaston will be stockholders of the Registrant. Upon consummation of the Merger, Wollaston shall become a wholly owned subsidiary of the Registrant.


Description of Wollaston and Jiahui
-----------------------------------

Wollaston Industrial Limited ("Wollaston") was incorporated on April 21, 2004 in British Virgin Islands under the International Business Companies Act. It has two directors, Mr. Ping'an Wu and Mr. Shuo Lou. Its authorized capital is US$50,000 divided into 50,000 shares of US$1.00 par value with one vote per share.

Wollaston owns 90.28% of its subsidiary, Xi'an Jialing Real Estate Co. Ltd. formed under the Company Law of the People's Republic of China ("Jiahui"). Jiahui is a sino-foreign joint venture company formed on December 17, 1996 by Xi'an Xiangrui Real Estate Co. Ltd ("Xiangrui") and American JHL Industrial Limited ("JHL") in Xi'an, China. Jiahui's registered capital was initially 14 million RMB yuan (approximately US$ 1.7 million). JHL contributed 87.5% of the registered capital and Xiangrui contributed 12.5% of the registered capital initially. Jiahui has been engaging in real estate development and related services in China. In 1998, JHL invested an additional US$ 500,000 to complete the construction of Jiahui Tower in Xi'an. Jiahui currently has four directors, Yingming Wang, Chuanhua Feng, Ping'an Wu and Rong Wu

Audited financial statements for Jiahui for fiscal year 2002-2003 are provided below as Item 9.01. Audited consolidated financial statements for fiscal year 2003-2004 will be provided within the required time under the relevant securities laws.

Growth Strategy
---------------

Jiahui is mainly involved in the up-scale realty market development and management of office buildings, commercial estate, and high-end residential buildings in Xi'an, Shaanxi Province, China. It is located in the second largest commercial center of Xi'an- the Xiaozhai Area. It has developed Jiahui Office Building, Oufengyuan Office Building, and Jixiang Garden Residential Project. It is currently developing Yanming Soho Office Building. It is anticipated that the reversed merger will enhance Jiahui's business.

Risk Factors
------------

The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. The Registrant and Wollaston/JIAHUI will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.


Risks Related To Wollaston/Jiahui
---------------------------------

The Registrant cannot predict  Wollaston/JIAHUI's  future capital needs, and may
--------------------------------------------------------------------------------
not be able to secure additional financing.
-------------------------------------------

The Registrant will need to raise additional funds in the future to fund Wollaston/JIAHUI's operations, to expand its markets and product offerings, to respond to competitive pressures or perceived opportunities. We cannot assure you that additional financing will be available on favorable terms, or at all. This could adversely affect the operation results of Wollaston/JIAHUI.

Dependence on Key Employees
---------------------------

Wollaston/JIAHUI's success to date has been, and its continuing success will be, substantially dependent on the continued services of its executive officers and other key personnel, who generally have extensive experience in the aquaculture industry and have been employed by us for substantial periods of time. The loss of the services of any key employees, or Wollaston/JIAHUI's failure to attract and retain other qualified and experienced personnel on acceptable terms, could have an adverse effect on its business and results of operations.


Risks Related To China's Real Estate Industry
---------------------------------------------

Dependence on natural resources and construction materials
----------------------------------------------------------

The major materials of the realty industry are land and construction materials. Land supply is strictly controlled by the Chinese government. The continuous land consumption by real estate industry will aggravate the difficulty for real estate developers to obtain land and possibly lead to substantial increase of land price, which will in turn increase the developing cost. Although the costs of some construction materials have declined in recent years, the price of new materials due to the implementation of the environmental law may still increase. The dependence on land and construction materials makes the operation results of Jiahui unpredictable.

Financing risk
--------------

The real estate developers typically receive financing through two sources: equity (including unearned income for commercial housing pre-sale) and bank borrowing, which is the major funding channel. Pre-sale is a common practice in China where real estate developers sell the houses and receive income before the houses are built. In the event that the economic situation changes in China and the industry policy and the banks' loan policy are adjusted ccordingly, the pre-sale will not go smoothly and the company may be exposed to financing risks.

Product structure risk
----------------------

The major products developed by Jiahui in recent years are quality residential and office buildings located mainly in the central district of Xi'an. The target clients are high income city dwellers. Due to the change of the real property market structure in the city, the client group has gradually shifted from high income class to medium income white-collars, so the client's requirements also changed accordingly and they are more sensitive to price. Jiahui will have to adjust its development strategy and its continued success depends to a large extent on the successful implementation of new strategies.

Insufficient Reserve to Counterbalance Operation Risks
------------------------------------------------------

Jiahui's revenus from real estate development accounts for 70% or more of its gross income which is not sufficient to balance its operation risks.

Product Liability Risks
-----------------------

Liability could arise from claims by residents in the buildings developed by Jiahui if there is any defect in the buildings or accidents. To date, Jiahui has not experienced any problems associated with claims by residents and purchasers. Although Jiahui carries the conventional insurance coverage for liabilities, no assurance can be given that it will be adequate to protect Jiahui or that the insurance coverage will continue to be available to Jiahui on reasonable terms.

Investment decision risk
------------------------

Jiahui makes small but diversified investments in estate management, bookstores, construction material trading, and entertainment, etc. Risks inherent in these industries may also have a material adverse impact on Jiahui's business.

Provide guarantee risk for underwriters' mortgage loan
------------------------------------------------------

In China the down payment for a residential apartment or house is usually about 30% of the total price. The underwriter will apply for mortgage loan to the bank, and the developer will provide guarantee for the mortgage loan. If the underwriter defaults on repaying the mortgage loan, the developer will be responsible for repaying loan. Reliance on the underwriters' credit may have a material adverse affect on Jiahui's business.


Risks Related to Chinese Government Regulations
-----------------------------------------------

Government Involvement.
-----------------------

Presently, the real estate Industry has become one of the leading industries of China's national economy, but in order to ensure smooth development of the economy, Chinese government may, from time to time, perform macro-control through bank loan and interest rates. China has also begun to increase entry barriers for new comers of the real estate industry, including requiring full cash payment for land purchases, and enhancing the requirements for pre-sale of residential buildings. All these measures will increase capital needs for the real estate developers.

Policy Risks
------------

China's financial policy for real estate enterprises, especially the changes of realty project financing and mortgage policy, may affect the company's operation as well. Being affected by national property Industry policy, mortgage interest rate may go up in the future, which may increase cash payment quantity of clients with medium and above income, therefore the effect to total number of clients will follow, and the market capacity of the whole property will be reduced. Meanwhile, the increasing standardization of property mortgage policy

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delays the owner's  settlement  speed,  and the decreased speed of bank mortgage has affected the company's cash flow of the real estate project, resulting in increase of the project's investment.

Land Use Risks
--------------

China's restrictions of land used for construction, such as the payment of increment tax on land value, the restrictions on the construction purpose, requirement of municipal construction, changes of compensation policy for removal etc. will affect development cost of the estate development project, and the development and plan of the project, accordingly will affect the operation of the company and the ability of making profit.

Forward sale risk
-----------------

Forward sale is a very common practice for real estate developers in China. Developers usually sell the real estate before the construction is completed. The forward sale is a very important way to recollect the capital and to lower the max accumulative capital needs and that is also helpful to develop in rolling phases. But the potential risk is subject to the completion of the project as promised in forward sales.


Risks Related to China Property Developments Industry
-----------------------------------------------------

Risks of Market Irregularity
----------------------------

Although realty business is much higher in level of the market principle, the company may engage in interregional estate development business in future. In terms of whole Industry of the country, realty business is still at the early stage of the development and there are many respects that needs standardization, such as design organization, construction contractor, professional construction company, supervision institution, material supplier, financial institution, intermediary organ, and realty management company. All these unavoidably bring potential risks to the operation of the company.

Risks Relating to Land-Use Right
--------------------------------

In the cause of real estate project development, if the company changes the prior use of land to do relevant project development, it has to file an application to the relative governmental authority and get approval and may have to pay more fees on land use. Moreover, because of the intensive administration to land used for building, the government imposes unused land tax on vacant land which exceed rated date while undeveloped, or withdraws the use of vacant land without compensation, which all will cause loss to the investor.

Changes required by national environmental protection or heating policy
-----------------------------------------------------------------------

If the relative governmental authority requires the land developers use new or more energy-conserving material or new technology, the cost of company's products certainly will be increased, and the purchasing power of consumer will be affected and will in turn affect the company's revenue.

Foreign Currency Translation Risk
---------------------------------

The Company's Chinese operation will maintain its books and accounting records in Renminbi ("RMB"), the PRC's currency. Translation of amounts from RMB in United States dollars ("US$) is being made currently at a single rate of exchange of approximately US$1.00:RMB8.27. No representation can be made that RMB amounts will be converted into US Dollars at that rate in the future. On January 1, 1994, the PRC government introduced a single rate of exchange as quoted daily by the People's Bank of China (the "unified Exchange Rate"). The quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions

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requires   submitting  a  payment  application  form  together  with  supplier's invoices, shipping documents and signed contracts.

Risks regarding Investment in the Registrant's Common Stock
-----------------------------------------------------------

There is no assurance of an established public trading market.
--------------------------------------------------------------

Although the Registrant's common stock trades on the OTC Bulletin Board, a regular trading market for the securities may not be sustained in the future. The NASD has enacted recent changes that limit quotations on the OTC Bulletin Board to securities of issuers that are current in their reports filed with the Securities and Exchange Commission. The effect on the OTC Bulletin Board of these rule changes and other proposed changes cannot be determined at this time. The OTC Bulletin Board is an inter-dealer, Over-The-Counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for the Registrant's common stock will be influenced by a number of factors, including:

     o the issuance of new equity securities pursuant to this, or a future, offering;
     o    changes in interest rates;
     o    competitive developments, including announcements by
          o    competitors of new products or services or significant
          o    contracts, acquisitions, strategic partnerships, joint
          o    ventures or capital commitments;
     o    variations in quarterly operating results;
     o    change in financial estimates by securities analysts;
     o    the depth and liquidity of the market for Registrant's common stock;
     o investor perceptions of our company and the technologies industries generally; and
     o    general economic and other national conditions.

The Registrant's common stock could be considered a "penny stock."
------------------------------------------------------------------

The Registrant's common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Securities Exchange Act of 1934, as amended. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

Broker-dealer requirements may affect trading and liquidity.
------------------------------------------------------------

Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient



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knowledge and experience as to be reasonably  capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in
(ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

Special note regarding forward-looking statements.
--------------------------------------------------

Some of the statements under "Risk Factors" and elsewhere in this Current Report on Form 8-K constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology.

Although the Registrant believe that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Registrant nor any other person assumes responsibility for the accuracy and completeness of such statements. The Registrant is under no duty to update any of the forward-looking statements after the date of this report.


Management of the Registrant after the Effective Date of the Merger
-------------------------------------------------------------------

Directors and Executive Officers
--------------------------------

In connection with the Merger, Ping'an Wu shall become a Director and President, Shuo Lou shall become Chief Financial Officer, Yingming Wang as the Chief Operation Officer, and Xingguo Wang and Mengzhou Li shall be an independent director.

The following table sets forth the name and position of each of the Registrant's directors and executive officers immediately after the Effective Date of the Merger.

Name                                         Position
----                                         --------
Ping'an Wu                                   Chairman of its Board of Directors,
                                             Chief Executive Officer
Shuo Lou                                     Chief Financial Officer
Yingming Wang                                Chief Operation Officer
Xingguo Wang                                 Independent Director
Shawn Erickson                               Director
Mengzhou Li                                  Independent Director


Business Experience
-------------------

PINGAN WU, Chairman and CEO
---------------------------

Mr. Pingan Wu was born in January, 1958 in Shaanxi Province of China. He was granted the certificate of Cetified Economist in 1993. He was a manager at Chunlin No. 5 Brick Factory in Xi'an from 1984-1987. He was the founder of Xi'an Qi An Advanced Ceramic Ornament Materials Co., Ltd., a ceramic factory and served as the CEO from 1987-1990. He founded Xi'an Qi An Group Company in Xi'an,



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China and serviced as the CEO from 1990-1997.  He founded Jiahui in 1997 and has been the Chairman of Jiahui through present. Mr. Wu is a Certified Economist in China.

SHUO (STEVEN) LOU, Chief Financial Officer
------------------------------------------

Mr. Shuo Lou was born in October, 1961 in Hangzhou, China and is currently a citizen of the United States. He received an M.B.A. in management information system option from North Carolina State University, North Carolina, USA and an M.A. in Economic and Statistics from Xiamen University, Xiamen, China. He also received a Bachelor of Science degree in mathematics from Zhejiang Normal University. He worked as a financial analyst at the Bank of China's Hangzhou Branch from 1983-1984. He then worked as a financial analyst at the Central Bank of China's Hangzhou Branch from 1984-1985. He taught business classes at Hangzhou University, School of Business and Economics from 1988-1990. He was an executive at Shuka Industrial, Inc. in New Jersey from 1994-1996. He worked at Wachovia Securities, Inc. (f.k.a. Prudential Securities, Inc.) in Seattle, Washington, as a financial advisor & quantum portfolio manager from 1997-2004. He has been the CFO of Jiahui from 2004 through present.

YINGMING WANG, Chief Operation Officer
--------------------------------------

Mr. Yingming Wang was born in July, 1963 in Gansu Province, China. He received an LL.B. from Northwest University, School of Political Science and Law in Xi'an, China. He then worked at the same university as an instructor in law from 1987 to 1993. He worked with Shaanxi Province Legal Department as a legal counsel from 1993 to 1997. He has been the General Manager of Jiahui from November 1997 through present.

XINGGUO WANG, Director
----------------------

Mr. Xingguo Wang was born in Febrary 1965 in Shandong, China and he is currently a US citizen. He received an M.A. in International Economics from Nan Kai University, Tianjin, China. He worked at Zhejiang Securities Co., Ltd as a deputy general manager of the investment banking department from 1992-1994. He worked with Ameda C.G Inc as a vice-president from 1994 to 1996. He was the President of Great Ocean International Ltd from 1996 to 2000. He was the Vice President of Waitex International Ltd from 2000-2002. He was the Vice President of Bright Orient (Holding) Ltd. from July 2003 through present.

MENGZHOU LI, Independent Director
---------------------------------

Mr. Mengzhou Li was born in October, 1964 in Henan Province, China. He attended a Flight Institute in China and received an Associate's Degree. He worked as an officer at the Shaanxi Branch of the People's Bank of China from 1987 to 1992. He was a Department Manager of Shaanxi Securities Co. from 1992 to 1999. He was the Branch General Manager of Western Securities Co. from 1999 to 2002. He was the Department Manager of Shanghai Fucheng Securities Co., from 2002 to 2004. He has been the Deputy General Manager of Shaanxi Baiyu Group Co. from May 2004 till November 2004.

Related Party Transactions
--------------------------

Wollaston Co., Ltd, a British Virgin Islands limited liability corporation, as the parent and management company owns 90.28% of Jiahui. Mr. Ping'an Wu owns a 27.12% interest in Wollaston, and will own a proportionate interest in the Registrant post-merger. Mr. Shuo Lou owns a 2.7% interest in Wollaston and will own a proportionate interest in the Registrant post-merger. Mr. Yingming Wang owns a 2.7% interest in Wollaston, and will own a proportionate interest in the Registrant post-merger. Mr. Xingguo Wang owns a 2% interest in Wollaston, and will own a proportionate interest in the Registrant post-merger.


ITEM 5.01.  Change in Control of Registrant.
--------------------------------------------

On February 23, 2005, Bangla Property Management, Inc., a Colorado corporation (the "Registrant"), China Property Investments, Inc., a Colorado corporation ("Merger Sub"), and Wollaston Industrial Limited, ("Wollaston") a British Virgin Islands ("BVI")limited liability corporation, as the parent and management company of Xi'an Jialing Real Estate Co. Ltd. formed under the Company Law of the People's Republic of China ("Jiahui"), both privately-held corporations, entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which the Registrant, through its wholly-owned subsidiary, Merger Sub, will acquire Wollaston, and its 90.28% ownership in its subsidiary JIAHUI in exchange for 22,675,000 shares of Registrant's common stock (the "Merger"). Under the terms of the Agreement, Wollaston will remain a subsidiary of the Registrant. The transaction contemplated by the Agreement is intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

The stockholders of Wollaston, as of the closing date of the Merger, will own approximately 75.6% of the Registrant's common stock outstanding as of the closing date (excluding any additional shares issuable upon outstanding options, warrants and other securities convertible into common stock).

Under Colorado law, the Registrant needs the approval of its stockholders to consummate the Merger, as the number of shares to be issued pursuant to the Merger exceeds 20% of the outstanding prior to entering into the Merger Agreement. A meeting of the Registrant's shareholders has been called to be held on March 25, 2005.

For accounting purposes, this transaction was being accounted for as a reverse merger, since the stockholders of Wollaston own a majority of the issued and outstanding shares of common stock of the Registrant, and the directors and executive officers of Wollaston became the directors and executive officers of the Registrant.

Upon the effective time of the Merger, all officers and the directors of the Parent other than director Shawn Erickson shall have resigned and the Registrant shall have taken all action to cause Ping'an Wu to be elected as the Chairman of its Board of Directors and its officers to consist of the following: Ping'an Wu as the Chief Executive Officer, Shuo (Steven) Lou as the Chief Financial Officer, Yingming Wang as the Chief Operation Officer, and Xingguo Wang and Mengzhou LI as the Independent Director of the Parent.


Securities Ownership of Management and Certain Beneficial Owners
----------------------------------------------------------------


The following table shows the stockholdings of the current officer and directors and all the proposed directors and executive officers of the Registrant following the effective time of the Merger, principal stockholders who own or will own beneficially more than five percent of the Registrant's issued and outstanding common stock, and all directors and officers of the Registrant as a group as of February 23, 2005, after giving effect to the Merger, based on 30,000,000 shares outstanding at the effective time of the Merger.


Title     Name and Address                               Amount of shares    Percent
of        of Beneficial                                  held by             of
Class     Owner of Shares            Position            Owner               Class(1)
--------------------------------------------------------------------------------------
common    Shawn Erickson,            President, CEO,              0             0.0%
          3540 Albert St.            CFO and Director
          Regina, Saskatchewan
          Canada, S4S 3P5


          Edward Granados            Director             1,500,000               5%
          3540 Albert Street
          Regina, Saskatchewan
          Canada, S4S 3P5

          Mark Christian             Director             1,500,000               5%
          3540 Albert Street
          Regina, Saskatchewan,
          Canada, S4S 3P5



                                        9






          Ping'an Wu                 Chairman, CEO*       8,015,000           26.72%
          No. 119
          Chunlin Village
          Qujiang Xiang
          Yanta District
          Xi'an, Shaanxi, China

          Shuo Lou                   CFO*                   830,000             2.8%
          1120 Spring St. #
          14033
          Seattle, WA, 98104

          Yingming Wang              COO*                   830,000             2.8%
          Chang'an
          South Road 9-2-3-2
          Yanta District
          Xi'an, Shaanxi, China

          Xingguo Wang               Independent            600,000               2%
          18 #2A Yanlord Garden      Director*
          Shangcheng Road
          Pudong, Shanghai, China


          Mengzhou LI                Independent                  0             0.0%
          233 Jiefang Road           Director*
          Xinchen district,
          Xian, China


          Shuzhen Yang               >5% Holder*          9,650,000           32.16%
          Chang'an
          South Road 439
          Oufeng Garden
          Xi'an, Shannxi, China

          Lin Wu                    >5% Holder*           2,750,000            9.16%
          Chang'an
          South Road 439
          Oufeng Garden
          Xi'an, Shannxi, China

All Current and Future Directors and Executive
Officers as a Group (8 persons)                          13,275,000           44.25%


*At the Effective Time of the Merger.

(1) The percentages listed in the Percent of Class column are based upon 30,000,000 issued and outstanding shares of Common Stock.


ITEM 8.01  Other Events: Change in Fiscal Year.
-----------------------------------------------

Based on the Plan of Merger with Wollaston, the Board of Directors determined to change the Registrant's fiscal year end from March 31 to December 31. The Registrant will file on Form 10-K the report covering the period March 31, 2004 to December 31, 2004.

ITEM 9.01  Exhibits
-------------------

10.1    Agreement and Plan of Merger
99.1    Audited Financial Statements 2003

     (a)  Financial Statements of the Business Acquired:

Audited Financial Statements and notes to the Financial Statements of Xi'an Jiahui Real Estate Ltd. for the Year ended December 31, 2003 and 2002.

Unaudited Financial Statements and notes to financial statement of Xi'an Jiahui Real Estate Ltd. for the nine months ended September 30, 2004 and 2003.

     (b)  Pro Forma Financial Information.

Pro-forma information is not provided because under the merger agreement, the acquired company has no continuing operations, and the pro-forma presentation would be identical to the financial statements of the acquiring company.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Bangla Property Management, Inc.
                                                --------------------------------


                                                By: /s/ Shawn Erickson
                                                    ----------------------------
                                                    Name:  Shawn Erickson
                                                    Title: President & CEO


Dated:  March 23, 2005
























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